SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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Date of report (Date of earliest event reported):  February 5, 2002 (January 29, 2002)


                          NORLAND MEDICAL SYSTEMS, INC.
               (Exact name of Company as specified in its charter)



   DELAWARE                           FILE NUMBER 0-26206                     06-1387931
(State or other jurisdiction of     (Commission File Number)               (I.R.S. Employer
incorporation or organization)                                             Identification No.)



106 Corporate Park Drive, Suite 106, White Plains, NY                           10604
         (Address of principal executive offices)                              (Zip Code)
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Company's telephone number, including area code: (914) 694-2285



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ITEM 4(A).    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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      On January 29, 2002, Norland Medical Systems, Inc. (the "Company") decided not to reappoint Deloitte & Touche LLP ("Deloitte") as its independent accountants and Deloitte was dismissed. The decision to dismiss Deloitte and change accountants was solely dictated by cash flow considerations and was approved by the Audit Committee of the Company's Board of Directors.

      No report by Deloitte on the Company's financial statements for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except for the year ended December 31, 2000 which contained an explanatory paragraph regarding the Company's ability to continue as a going concern.

      During the Company's two most recent fiscal years and the interim period preceding the date of Deloitte's dismissal, the Company had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make a reference thereto in Deloitte's report on the consolidated financial statements for such periods.

      Deloitte has not advised the Company of any reportable event as defined in paragraphs (A) through (D) of Regulation S-K Item 304 (a)(1)(v).

      The Company, contemporaneously with the filing of this Form 8-K, shall provide Deloitte with a copy of this disclosure and request that Deloitte furnish a letter to the Company, addressed to the Securities and Exchange Commission, stating that it agrees with the statements made by the Company herein or stating the respects in which it does not agree. Promptly, upon (but in no event later than two business days after) receipt of such letter, the Company shall file an amendment containing such letter to this Form 8-K.


ITEM 4(B).    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
---------     ----------------------------------------------

      On February 4, 2002, the Company engaged Imowitz Koenig & Co. LLP as its independent certified accountants with the approval of the Audit Committee of the Company's Board of Directors.








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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


February 5, 2002


                                          NORLAND MEDICAL SYSTEMS, INC.
                                          -----------------------------
                                                     (Company)



                                          /s/ Reynald G. Bonmati
                                          ----------------------
                                          Reynald G. Bonmati
                                          President



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